UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 25, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 25, 2015, Authentidate Holding Corp. (“Authentidate”) issued a press release announcing that it has entered into a non-binding letter of intent (the “Letter of Intent”) with Peachstate Health Management, LLC d/b/a AEON Clinical Laboratories (“AEON”) for the acquisition of all of the outstanding membership interests of AEON in exchange for shares of a newly created class of Series E Preferred Stock of the Company. A copy of the press release announcing the Letter of Intent is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Letter of Intent is non-binding and any agreement is subject to the negotiation and execution of a definitive transaction agreement which may vary from the terms set forth in the Letter of Intent. The final transaction is also subject to material conditions, including, but not limited to, the approval of: (i) the respective boards of directors of the companies, (ii) the shareholders of the Company and the members of AEON, (iii) the Nasdaq Stock Market, and (iv) other customary conditions for a transaction of this nature. Accordingly, there can be no assurance that a definitive agreement will be reached by the parties, or that any agreement will result in the completion of the merger transaction.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and are subject to risks and uncertainties which could cause actual actions or events to differ materially from those contained in such statements. Forward-looking statements also include any statements relating to any potential strategic transactions, or the terms, timing or structure of any such transaction and the impact on the Company of any such transaction. There can be no assurance that any transaction or future events will occur as anticipated, if at all. Additional risks and uncertainties facing the Company are detailed in the Company’s reports filed with the Securities and Exchange Commission. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit	Description

99.1	Press Release dated August 25, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer

Date: August 25, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 25, 2015

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